UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐	Definitive Information Statement

REAC GROUP, INC.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which the transaction applies:
(2)	Aggregate number of securities to which the transaction applies:
(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of the transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No:
(3)	Filing Party:
(4)	Date Filed:

REAC GROUP, INC.

8878 Covenant Avenue, Suite 209

Pittsburgh, PA 15237

(724) 656-8886

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

[•], 2019

Dear REAC Group, Inc. Shareholders:

The purpose of this notice is to inform you that the board of directors (the “Board”) of REAC Group, Inc., a Florida corporation (“we,” “us,” “our,” “REAC,” or the “Company”), and the holder of a majority of the outstanding voting capital stock of the Company (the “Majority Shareholder”), pursuant to a written consent in lieu of a meeting, dated January 21, 2019 (the “Record Date”), approved to amend our Articles of Incorporation to (i) effect a 1-for-10,000 reverse stock split (the “Reverse Stock Split”) of our issued and outstanding shares of Common Stock, par value $0.00001 per share (the “Common Stock”), and (ii) decrease the amount of authorized shares of Common Stock from 9.99 billion (9,990,000,000) prior to the Reverse Stock Split to 200 million (200,000,000) (the “Authorized Decrease,” and together with the Reverse Stock Split, the “Corporate Actions”). The Articles of Amendment, which will be substantially in the form of Appendix A attached to this Information Statement, will become effective promptly after the 20th day following the date on which this Information Statement is mailed to the shareholders of record as of January 21, 2019.

Under Section 607.0704 of the Florida Business Corporation Act (the “FBCA”) and our Amended and Restated Articles of Incorporation (the “Articles of Incorporation”) and Bylaws, shareholder action may be taken by written consent without a meeting of shareholders, without prior notice and without a vote if the action is approved by each voting group entitled to vote thereon having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted. By written consent without a meeting effective January 21, 2019, the holder of a majority of the voting power of the outstanding voting capital stock entitled to vote on the Corporate Actions on such date approved the foregoing Corporate Actions. Holders of our Common Stock do not have appraisal or dissenter’s rights under Florida Law in connection with the matters approved by the shareholders in this Information Statement. This Notice of Action by Written Consent and Information Statement also constitutes notice to you under Section 607.0704 of the FBCA of the actions taken by written consent by the holders of a majority of our outstanding voting capital stock, without a meeting of shareholders.

The accompanying Information Statement, which describes the Corporate Actions, is being furnished to our shareholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Actions will not be effective sooner than twenty (20) calendar days after the mailing of the definitive Information Statement to our shareholders. The Company anticipates effecting the Corporate Actions immediately following the twenty (20) calendar-day period or as soon as practicable thereafter following approval of the Corporate Actions by the Financial Industry Regulatory Authority, referred to as FINRA.

THIS IS NOT A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THE ENCLOSED INFORMATION STATEMENT.

I encourage you to read the enclosed Information Statement, which is being provided to all of our shareholders.

Sincerely, /s/ Robert DeAngelis Robert DeAngelis Chief Executive Officer

This notice and the enclosed Information Statement are dated [•], 2019, and is first being mailed on [•], 2019 to all shareholders of record as of January 21, 2019.

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REAC GROUP, INC.

8878 Covenant Avenue, Suite 209

Pittsburgh, PA 15237

(724) 656-8886

Action by Written Consent of Shareholders

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being furnished in connection with the action by written consent of shareholders taken without a meeting of a proposal to approve the actions described in this information statement. We are mailing this information statement to our shareholders on or about [•], 2019.

What action was taken by written consent?

On January 21, 2019, the holder of a majority of our outstanding voting stock (“Majority Shareholder”), approved by written consent to amend our Articles of Incorporation to: (i) effect a 1-for 10,000 Reverse Stock Split of our issued and outstanding shares of Common Stock; and (iii) decrease the authorized shares of our Common Stock from a 9.99 billion (9,990,000,000) before the Reverse Stock Split to 200 million (200,000,000).

How many shares of voting stock were outstanding on January 21, 2019?

On January 21, 2019, the date we received the consent of the Majority Shareholder, there were 3,053,407,286 shares of voting stock outstanding, consisting of 553,407,286 outstanding shares of Common Stock and 500,000 outstanding shares of Series A Preferred Stock. Each share of Common Stock counts as one share of voting stock. Each share of Series A Preferred Stock counts as 5,000 shares of voting stock, for an aggregate of 2.5 billion (2,500,000,000) votes.

What vote was obtained to approve the amendment to the Articles of Incorporation described in this Information Statement?

We obtained the approval of Robert DeAngelis, the Company’s President, Chief Executive Officer, Chairman and the Majority Shareholder, who holds capital stock representing 86.79% of the outstanding shares of voting stock of the Company, consisting of 150,005,002 of the 553,407,286 outstanding shares of Common Stock and all of the 500,000 outstanding shares of Series A Preferred Stock. Each share of Common Stock entitles the holder to one vote and each share of Series A Preferred Stock entitles the holder to 5,000 votes, thereby giving the Majority Shareholder an aggregate of 2,650,005,002 of the 3,053,407,286 votes, or 86.79%.

Who is paying the cost of this Information Statement?

We will pay for preparing, printing and mailing this Information Statement. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR AN INFORMATION STATEMENT, BUT

RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE

CORPORATE ACTIONS SPLIT BY THE BOARD AND THE MAJORITY SHAREHOLDER.

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AMENDMENT TO THE ARTICLES OF INCORPORATION

On January 21, 2019, the Company’s Board and Majority Shareholder approved to amend the Company’s Articles of Incorporation on file with the Secretary of State of Florida by filing Articles of Amendment (the “Amendment”) to implement the following corporate actions (the “Corporate Actions”):

(1)	To effect a 1-for-10,000 reverse split of our issued and outstanding shares of Common Stock (the “Reverse Stock Split”); and

(2)	To decrease our authorized number of shares of Common Stock from 9.99 billion (9,990,000,000) before the Reverse Stock Split to 200 million (200,000,000) (the “Authorized Decrease”).

The Amendment, which will be substantially in the form of Appendix A attached to this Information Statement, will become effective promptly after the twentieth (20th) day following the date on which this Information Statement is mailed to the shareholders of record as of January 21, 2019 (the “Record Date”).

Reverse Stock Split

As noted above, the Amendment will effect a 1-for-10,000 Reverse Stock Split of our issued and outstanding shares of Common Stock.

As a result of the Reverse Stock Split, each 10,000 issued and outstanding shares of Common Stock before the Reverse Stock Split (the “Old Shares”) will become and be automatically converted into one (1) share of Common Stock after the Reverse Stock Split (the “New Shares”), with shareholders who would receive a fractional share to receive such additional fractional share as will result in the holder having a whole number of shares.

As a result of the Reverse Stock Split, the number of shares of Common Stock issued and outstanding will decrease from 553,407,286 to approximately 55,341 (based on the number of shares of Common Stock outstanding as of the Record Date). Since additional fractional shares may be issued in order to round up fractional shares, we do not know the exact number of New Shares that will be outstanding after the Reverse Stock Split. The following chart depicts the capitalization structure of the Company both pre-Reverse Stock Split, post-Reverse Stock Split and post-Reverse Stock Split and Authorized Decrease:

Common Stock	Pre-Split	Post-Reverse Stock Split		Post-Reverse Stock Split & Authorized Decrease
Authorized Shares	9,990,000,000	9,990,000,000		200,000,000
Outstanding Shares	553,407,286	55,341	*	55,341	*
Available for Issuance	9,436,592,714	9,9890,944,659	*	199,944,659	*

*Final numbers may differ slightly based due to fractional shares being rounded up to nearest whole-number.

Reasons for the Reverse Stock Split

The Company’s Common Stock is quoted on the OTC Pink marketplace under the symbol “REAC”. The closing price of the Company’s Common Stock on January 18, 2019 was $0.0004. The Company’s Common Stock has traded at very low prices for some time. The Reverse Stock Split is intended to increase the per share stock price. We believe that if we are successful in maintaining a higher stock price, our Common Stock will generate greater interest among professional investors and institutions. If we are successful in generating interest among such entities, we anticipate that our Common Stock will have greater liquidity and a stronger investor base.

In evaluating the Reverse Stock Split, the Company’s Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. The Board, however, has determined that these negative factors were outweighed by the potential benefits.

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Potential Effects of the Reverse Stock Split

The immediate effect of a Reverse Stock Split will be to reduce the number of shares of Common Stock outstanding, and to increase the trading price of the Common Stock. However, the effect of the Reverse Stock Split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of the Common Stock after the Reverse Stock Split will rise in exact proportion to the reduction in the number of shares of the Common Stock outstanding as a result of the Reverse Stock Split. Also, as stated above, the Company cannot assure you that the Reverse Stock Split will lead to a sustained increase in the trading price of the Common Stock. The trading price of the Common Stock may change due to a variety of other factors, including the Company’s operating results, other factors related to the Company’s business, and general market conditions.

Effect on Ownership by Individual Shareholders

The New Shares issued pursuant to the Reverse Stock Split will be fully paid and non-assessable. All New Shares will have the same voting rights and other rights as the Old Shares. Our shareholders do not have preemptive rights to acquire additional shares of Common Stock. The Reverse Stock Split will not alter any shareholder’s percentage interest in our equity, except to the extent that the Reverse Stock Split results in any of our shareholders owning a fractional share, which will be rounded up to the next whole number of shares.

Effect on Options, Warrants and other Securities

All outstanding options, warrants, notes, debentures and other securities entitling their holders to purchase shares of Common Stock will be adjusted as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, the conversion ratio for each instrument will be reduced, and the exercise price, if applicable, will be increased, in accordance with the terms of each instrument and based on the of 1 for 10,000 ratio.

Other Effects on Outstanding Shares

As stated above, the rights of the outstanding shares of Common Stock will remain the same after the Reverse Stock Split.

The Reverse Stock Split may result in some shareholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

The Company’s Common Stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of the Company’s Common Stock under the Exchange Act. After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

No Effect on Series A Preferred Stock

The Reverse Stock Split will not affect the Series A Preferred Stock. Each of the 500,000 outstanding shares of Series A Preferred Stock will continue to have 5,000 votes.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, any fractional share resulting from the Reverse Stock Split will be rounded up to the nearest whole share.

Accounting Consequences

The per share par value of the Common Stock will remain unchanged at $0.00001 after the Reverse Stock Split. Also, the capital account of the Company will remain unchanged, and the Company does not anticipate that any other accounting consequences will arise as a result of the Reverse Stock Split.

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Federal Income Tax Consequences

We believe that the United States federal income tax consequences of the Reverse Stock Split to holders of Common Stock will be as follows:

(1)	Except as explained in (4) below with respect to fractional shares, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split shares.

(2)	Except as explained in (4) below with respect to fractional shares, the tax basis of the New Shares will equal the tax basis of the Old Shares exchanged therefore.

(3)	Except as explained in (4) below, the holding period of the New Shares will include the holding period of the Old Shares if such Old Shares were held as capital assets.

(4)	The conversion of the Old Shares into the New Shares will produce no taxable income or gain or loss to us.

(5)	The federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

Our opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

THE ABOVE IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE SHAREHOLDER MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

The Reverse Stock Split will be implemented by filing the Amendment with the Secretary of State of the State of Florida, substantially in the form of Appendix A hereto, and will be effective on the date set forth therein. We will obtain a new CUSIP number for the New Shares effective at the time of the Reverse Stock Split.

As of the effective date of the Reverse Stock Split, each certificate representing the Old Shares will be deemed, for all corporate purposes, to evidence ownership of the New Shares. All options, warrants, convertible debt instruments and other securities will also be automatically adjusted on the effective date.

The Company anticipates that its transfer agent, Colonial Stock Transfer, will act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, shareholders will be notified of the effectiveness of the Reverse Stock Split. Shareholders of record as of the Record Date will receive a letter of transmittal requesting them to surrender their certificates evidencing the Old Shares for stock certificates reflecting the New Shares. Persons who hold their shares in brokerage accounts or “street name” will not be required to take any further actions to effect the exchange of their certificates. Instead, the holder of the certificate will be contacted by their broker.

No new certificates will be issued to a shareholder until the shareholder has surrendered the shareholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the transfer agent. Until surrender, each certificate representing the Old Shares before the Reverse Stock Split will continue to be valid and will represent the adjusted number of New Shares based on the exchange ratio of the Reverse Stock Split, rounded up to the nearest whole share. Shareholders should not destroy any stock certificates and should not submit any certificates until they receive a letter of transmittal.

Certain of the registered holders of our Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent, Colonial Stock Transfer. These shareholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Shareholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.

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DECREASE IN AUTHORIZED COMMON STOCK

The Amendment will effect a decrease in the authorized number of shares of the Company’s Common Stock to 200 million (200,000,000) (the “Authorized Decrease”).

Our Articles of Incorporation currently authorizes us to issue up to 9.99 billion (9,990,000,000) shares of Common Stock, par value $0.00001 per share, and 1 million (1,000,000) shares of “blank check” preferred stock (the “Preferred Stock”), of which 500,000 shares have been designated at Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”).

No Effect on Par Value or Preferred Stock

The Authorized Decrease will have no effect on the $0.00001 per share par value of the Common Stock nor on the amount of authorized “blank check” Preferred Stock or designated and outstanding shares of Series A Preferred Stock.

Purpose of Decrease in Authorized Common Stock

The Board believes that, due to the decrease in the number of outstanding shares of Common Stock that will result from the Reverse Stock Split as described above, the Company no longer has a need for 9.99 billion (9,990,000,000) of authorized shares of Common Stock and that 200 million (200,000,000) authorized shares of Common Stock is sufficient for the Company at this time. In the event we need to increase our authorized shares of Common Stock in the future, the Company’s Articles of Incorporation, as amended, may be amended to increase the number of authorized shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. In accordance with Securities and Exchange Commission rules, shares of our Common Stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the applicable table below are deemed beneficially owned by the holders of such options and warrants and are deemed outstanding for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person. Subject to community property laws, where applicable, the persons or entities named in the tables below have sole voting and investment power with respect to all shares of our capital stock indicated as beneficially owned by them.

The following table sets forth information with respect to the beneficial ownership of our outstanding voting stock as of the Record Date, by (i) each shareholder known by us to be the beneficial owner of more than 5% of our outstanding voting capital stock, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our capital stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company or any of its parents, the operation of which may at a subsequent date result in a change in control of the Company.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o REAC Group, Inc., 8878 Covenant Avenue, Suite 209, Pittsburgh, PA 15237.

	COMMON STOCK		SERIES A PREFERRED STOCK
Directors and Officers	Amount	% of Class (1)	Amount	% of Class (2)
Robert DeAngelis --CEO, Pres., Chief Accounting Officer and Chairman	150,005,002	27.11%	500,000	100%
All Directors and Officers (1 person)	150,005,002	27.11%	500,000	100%

(1)	Applicable percentage ownership is based on 553,407,286 shares of Common Stock outstanding as of the Record Date.

(2)	Applicable percentage ownership is based on 500,000 shares of Series A Preferred Stock outstanding as of the Record Date. Holders of the Series A Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series A Preferred Stock is entitled to 5,000 votes.

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EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our Common Stock held of record by such person and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing us at REAC Group, Inc., 8878 Covenant Avenue, Suite 209, Pittsburgh, PA 15237.

DIVIDEND POLICY

Dividends, if any, will be contingent upon our revenues and earnings, if any, capital requirements and financial conditions. The payment of dividends, if any, will be within the discretion of our Board. We intend to retain earnings, if any, for use in its business operations and accordingly, the Board does not anticipate declaring any dividends in the foreseeable future.

DISSENTER’S RIGHTS OF APPRAISAL

The shareholders have no dissenter’s rights under the FBCA or the Company’s Articles of Incorporation or Bylaws in connection with the Corporate Actions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Reverse Stock Split or Authorized Decrease that is not shared by all other shareholders.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements. You can identify the Company’s forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. In addition, the SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

You may also access our SEC reports through our Investor page on our website www.reacgroupinc.com or request a copy of these filings, at no cost, by writing REAC Group, Inc., REAC Group, Inc., 8878 Covenant Avenue, Suite 209, Pittsburgh, PA 15237 or telephoning the Company at (724) 656-8886. Any statement contained in a document that is incorporated by reference will be modified or superseded for all purposes to the extent that a statement contained in this Information Statement (or in any other document that is subsequently filed with the SEC and incorporated by reference) modifies or is contrary to such previous statement. Any statement so modified or superseded will not be deemed a part of this Information Statement except as so modified or superseded.

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at REAC Group, Inc., 8878 Covenant Avenue, Suite 209, Pittsburgh, PA 15237 or telephoning the Company at (724) 656-8886.

If multiple shareholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each shareholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for information purposes in connection with the Corporate Actions, pursuant to and in accordance with Rule 14c-2 of the Exchange Act. Please carefully read this Information Statement.

By Order of the Board of Directors,

Dated: [•], 2019	By:	/s/ Robert DeAngelis
Robert DeAngelis
Chairman of the Board, Chief Executive Officer, President, and Chief Accounting Officer

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APPENDIX A

Articles of Amendment

to

Articles of Incorporation

of

REAC GROUP, INC.
(Name of Corporation as currently filed with the Florida Dept. of State)

P05000037567
(Document Number of Corporation (if known)

Pursuant to the provisions of section 607.1006, Florida Statutes, this Florida Profit Corporation adopts the following amendment(s) to its Articles of Incorporation:

A. If amending name, enter the new name of the corporation:

N/A

__________________________________________________________The new name must be distinguishable and contain the word “corporation,” “company,” or “incorporated” or the abbreviation “Corp.,” “Inc.,” or Co.,” or the designation “Corp,” “Inc,” or “Co”. A professional corporation name must contain the word “chartered,” “professional association,” or the abbreviation “P.A.”

B. Enter new principal office address, if applicable:	N/A
(Principal office address MUST BE A STREET ADDRESS )

C. Enter new mailing address, if applicable:	N/A
(Mailing address MAY BE A POST OFFICE BOX)

D. If amending the registered agent and/or registered office address in Florida, enter the name of the new registered agent and/or the new registered office address:

Name of New Registered Agent	N/A

(Florida street address)

New Registered Office Address:	N/A	, Florida
	(City)		(Zip Code)

New Registered Agent’s Signature, if changing Registered Agent:

I hereby accept the appointment as registered agent. I am familiar with and accept the obligations of the position.

_____________________________________________________

Signature of New Registered Agent, if changing

If amending the Officers and/or Directors, enter the title and name of each officer/director being removed and title, name, and address of each Officer and/or Director being added:

(Attach additional sheets, if necessary)

Please note the officer/director title by the first letter of the office title:

P = President; V= Vice President; T= Treasurer; S= Secretary; D= Director; TR= Trustee; C = Chairman or Clerk; CEO = Chief Executive Officer; CFO = Chief Financial Officer. If an officer/director holds more than one title, list the first letter of each office held. President, Treasurer, Director would be PTD.

Changes should be noted in the following manner. Currently John Doe is listed as the PST and Mike Jones is listed as the V. There is a change, Mike Jones leaves the corporation, Sally Smith is named the V and S. These should be noted as John Doe, PT as a Change, Mike Jones, V as Remove, and Sally Smith, SV as an Add.

Example:

X Change X Remove X Add Type of Action	PT V SV Title	John Doe Mike Jones Sally Smith Name	Address
(Check One)
N/A
1)______ Change	_____	___________________
______Add
Remove

2)______Change	_____	___________________
______Add
Remove

3 )______Change	_____	___________________
______Add
Remove

4)______Change	_____	___________________
______Add
Remove

5)______Change	_____	___________________
______Add
Remove

6)______Change	_____	___________________
______Add
Remove

E. If amending or adding additional Articles, enter change(s) here:

(Attach additional sheets, if necessary). (Be specific)

Article IV of the Amended and Restated Articles of Incorporation of the Corporation shall be amended to reflect a 1-for-10,000 reverse stock split so that each ten thousand (10,000) shares of common stock, par value $0.00001 per share, of the Corporation, either issued and outstanding or held by the Corporation as treasury stock, shall be combined into one (1) validly issued, fully paid and non-assessable share of common stock without any futher action by the Corporation or the holders thereof; provided that no fractional shares shall be issued to any holder and instead of issuing such fractional shares, the Corporation shall round any fractional shares resulting from the reverse stock split up to the nearest whole number.

The authorized number and par value of the common stock shall remain unaffected by the reverse stock split. The authorized and designated preferred stock shall remain unaffected by the reverse stock split.

Section 1 of Article IV of the Amended and Restated Articles of Incorporation shall be amended to decrease the authorized common stock of the Corporation to from 9.99 billion (9,990,000,000) to 200 million (200,000,000). The par value of the common stock shall remain $0.00001 per share. There shall be no change to the authorized and designated shares of preferred stock.

F. If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself:

(if not applicable, indicate N/A)

The Corporation's transfer agent, Colonial Stock Transfer, will act as the exchange agent for purposes of implementing the exchange of stock certificates. There will be no mandatory exchange of certificates; rather, certificates will be exchanged in the ordinary course of business. No new certificates will be issued to a shareholder until such shareholder has surrendered his/her/its outstanding certificate(s) together with the properly completed and executed letter of transmittal.

The date of each amendment(s) adoption: January 21, 2019                                , if other than the date this document was signed.

Effective date if applicable: March 1, 2019

(no more than 90 days after amendment file date)

Note: If the date inserted in this block does not meet the applicable statutory filing requirements, this date will not be listed as the document’s effective date on the Department of State’s records.

Adoption of Amendment(s)                                (CHECK ONE)

☒	The amendment(s) was/were adopted by the shareholders. The number of votes cast for the amendment(s) by the shareholders was/were sufficient for approval.

☐	The amendment(s) was/were approved by the shareholders through voting groups. The following statement must be separately provided for each voting group entitled to vote separately on the amendment(s):

“The number of votes cast for the amendment(s) was/were sufficient for approval by___________________________________________________________.”

(voting group)

☐	The amendment(s) was/were adopted by the board of directors without shareholder action and shareholder action was not required.

☐	The amendment(s) was/were adopted by the incorporators without shareholder action and shareholder action was not required.

Dated January 21, 2019

Signature ______________________________________________

(By a director, president or other officer – if directors or officers have not been selected, by an incorporator – if in the hands of a receiver, trustee, or other court appointed fiduciary by that fiduciary)

Robert DeAngelis

(Typed or printed name of person signing)

President, Chief Executive Officer, Chairman and Treasurer

(Title of person signing)